UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 240.14a-12

INTUIT INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Intuit Inc. Stockholder
Meeting to be held on December 15, 2009

Meeting Information

INTUIT INC.	Meeting Type: Annual For holders as of: October 20, 2009 Date: December 15, 2009 Time: 8:30 a.m. Pacific Location: Intuit’s Offices 2600 Casey Avenue Mountain View, California 94043
Meeting Directions: For Meeting Directions, Please Call Intuit’s Investor’s Relations at 650-944-3560

You are receiving this communication because you hold shares in the above named company.

INTUIT INC. P.O. BOX 7850 MOUNTAIN VIEW, CA 94039
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 31, 2009

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 1, 2009 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that
you vote FOR the following:

1.	ELECTION OF DIRECTORS
	Nominees:
	01)	David H. Batchelder	07)	Edward A. Kangas
	02)	Christopher W. Brody	08)	Suzanne Nora Johnson
	03)	William V. Campbell	09)	Dennis D. Powell
	04)	Scott D. Cook	10)	Stratton D. Sclavos
	05)	Diane B. Greene	11)	Brad D. Smith
	06)	Michael R. Hallman

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2010.

3.	Approve the amendment to our 2005 Equity Incentive Plan.

4.	Approve the amendment to our Employee Stock Purchase Plan.

To act upon such other business as may properly come before the meeting or any adjournment or any postponement thereof.